UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________

FORM 8-K

_________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2009

TBS INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	000-51368	98-0225954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Commerce Building Chancery Lane Hamilton HM 12, Bermuda
(Address of principal executive offices)

(441) 295-9230
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In June 2008, the FASB issued Staff Position ("FSP") Emerging Issues Task Force 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities" ("EITF 03-6-1").  This FSP provides that unvested share-based payment awards that contain non-forfeitable rights to dividends are participating securities and should be included in the two-class method of computing earnings per share as described in Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share".  The two-class method of computing earnings per share is an earnings allocation formula that determines earnings per share for common stock and any participating securities according to dividends declared (whether paid or unpaid) and participation rights in undistributed earnings.  Our nonvested stock, consisting of time-vested restricted shares, are considered participating securities since the share-based awards contain a non-forfeitable right to dividends irrespective of whether the awards ultimately vest.  EITF 03-6-1 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years.  TBS International Limited (the "Company") adopted the provisions of EITF 03-6-1 effective January 1, 2009, and after adoption the Company is required to retroactively adjust earnings per share data to conform to the provisions in the FSP.  The adoption of EITF 03-6-1 did not have a material impact on the Company's previously-issued, consolidated financial statements.  Future filings by the Company will present earnings per common share using the two-class method.

As reported in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, the application of EITF 03-6-1 reduced basic and diluted earnings per common share by $0.01 for both the three and six months ended June 30, 2008.  The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2008, 2007 and 2006:

	For the year ended December 31,
Basic Earnings per Common Share:	2008	2007	2006
Earnings per common share as computed under EITF 03-6-1	$6.53	$3.49		$1.39
Earnings per common share as previously reported	6.55	3.51		1.40
Change in basic earnings per common share	$(0.02)	$(0.02)		$(0.01)

Diluted Earnings per Common Share:
Diluted earnings per common share as computed under EITF 03-6-1	$6.53	$3.49		$1.39
Diluted earnings per common share as previously reported	6.54	3.50		1.39
Change in diluted earnings per common share	$(0.01)	$(0.01)	$	―

Weighted average Common Share Outstanding:
Basic as computed under EITF 03-6-1 and as previously reported	29,263,292	28,029,340		27,998,843

Diluted as computed under EITF 03-6-1	29,263,292	28,029,340		27,998,843
Diluted as previously reported	29,316,132	28,066,736		28,088,310
Change in diluted weight average common shares	(52,840)	(37,396)		(89,467)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL LIMITED

Date: September 10, 2009	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Executive Vice President and Chief Financial Officer